Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
SURETY BOND

Form 9133
Page 1 of 4

Issuer: GMACM Home Equity Loan                     Policy Number:  02030026
        Trust 2002-HE4                             Control Number:  0010001

Insured Obligations:
$614,510,000 in principal amount of GMACM Home Equity
Loan-Backed Term Notes, Series 2002-HE4, Class A-1, Class A-2 and Class A-IO (collectively, the "Class A Notes")

Indenture Trustee:  Wells Fargo Bank Minnesota, N.A.

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Indenture (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Indenture, to the Indenture Trustee named above or its successor, as trustee for the Holders of the Class A Notes, except as otherwise provided herein with respect to Preference Amounts. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Annex A attached to the Indenture as in effect and executed on the date hereof.

The term "Insured Amount" for any Payment Date means (1) any Deficiency Amount for such Payment Date and the Class A Notes and (2) any Preference Amount to be paid pursuant to the terms of this Surety Bond on the Payment Date in respect of the Class A Notes.

The term "Deficiency Amount" means, with respect to any Payment Date and the Class A Notes, as applicable, an amount, if any, equal to the sum of:

        (1) the amount by which the aggregate amount of accrued interest on the Class A Notes, excluding any Relief Act Shortfalls for that Payment Date, at the respective Note Rates on that Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on the Class A Notes on that Payment Date; and

        (2) (i) with respect to any Payment Date that is not the Final Payment Date, any Liquidation Loss Amount with respect to the Mortgage Loans for that Payment Date, to the extent not distributed as part of the Liquidation Loss Distribution Amount for that Payment Date or reflected as a reduction in the related Overcollateralization Amount; or

                (ii) on the Final Payment Date, the aggregate outstanding balance of the Class A Notes, other than the Class A-IO Notes, to the extent otherwise not paid on that date.

The term "Final Payment Date" for each Class of the Class A Notes means the Payment Date occurring in August 2032.

Financial Guaranty will pay a Deficiency Amount with respect to the Class A Notes by 12:00 noon (New York City Time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Class A Notes, and (ii) the Payment Date on which the related Deficiency Amount is payable to the Holders of the Class A Notes pursuant to the Indenture, for disbursement to the Holders of the Class A Notes in the same manner as other payments with respect to the Class A Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon payment of a Deficiency Amount hereunder, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A Notes to receive the amount so paid. Financial Guaranty's obligations with respect to the Class A Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Indenture Trustee on behalf of the Holders of the Class A Notes for payment to such Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a holder of Class A Notes is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the second Business Day following receipt by Financial Guaranty on a Business Day of (x) a certified copy of the court order requiring the return of the Preference Amount, together with an opinion of counsel satisfactory to Financial Guaranty that the order is final and not subject to appeal (a "Final Order"), (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Holder of the Class A Notes relating to or arising under any Class A Notes against the debtor who paid such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such Preference Amount, including without limitation in any legal proceeding related to the Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Holder of the Class A Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Holder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. If any notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Surety Bond, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class A Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A Notes shall have been paid in full and (ii) if any insolvency proceeding with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

A monthly premium shall be due and payable in arrears as provided in the Indenture and the Insurance Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflicting laws principles thereof. The proper venue for any action or proceeding on this Surety Bond shall be the

County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Notes all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Policy. In particular, and without limiting the foregoing, in the event of (i) the failure of any of the representations set forth in the Insurance Agreement to be true and correct;
(ii) any defect as to the valid creation, existence or solvency of the trust or any change, restructuring, or termination in or of the corporate structure or existence of the trust; (iii) any failure by the Issuer to pay premium to Financial Guaranty as required under this Policy; or (iv) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, Financial Guaranty will nevertheless make all payments in accordance with this Policy without setoff or reduction and will separately assert any claims against the Issuer or GMACM, or any of their affiliates. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer or GMACM, or any of their affiliates.

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A Note, the person, other than the Issuer, who, on the applicable Payment Date, is entitled under the terms of such Class A Note to a distribution thereon. "Indenture" means the Indenture relating to the Class A Notes by and between GMACM Home Equity Loan Trust 2002-HE4, as Issuer, and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee, dated as of October 30, 2002. "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty, GMAC Mortgage Corporation, Walnut Grove Mortgage Loan Trust 2001-A, Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan Trust 2002-HE4, and the Indenture Trustee, dated as of October 1, 2002. "Servicing Agreement" means the Servicing Agreement relating to the Class A Notes by and among GMAC Mortgage Corporation, as Servicer, GMACM Home Equity Loan Trust 2002-HE4, as Issuer, and the Indenture Trustee, dated as of October 30, 2002.

In the event that payments under any Class A Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A Note by reason of the repurchase of the Trust Estate pursuant to Section 8.08 of the Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
President                                             Authorized Representative

Effective Date:  October 30, 2002

                                    EXHIBIT A

                              NOTICE OF NONPAYMENT
                    AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:            Financial Guaranty Insurance Company
               125 Park Avenue
               New York, New York 10017
               (212) 312-3000
               Attention:    General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:            GMACM Home Equity Loan-Backed Term Notes,
               Series 2002-HE4, Class A-1, Class A-2 and Class A-IO (together, the "Class A Notes")

               Policy No.  02030026 (the "Surety Bond")

Payment Date: __________________________

We refer to that certain Indenture, dated as of October 30, 2002, by and between GMACM Home Equity Loan Trust 2002-HE4, as Issuer, and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee (the "Indenture"), relating to the above referenced Class A Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Indenture.

(a) The Indenture Trustee has determined under the Indenture that in respect of the Payment Date:

        (1) The insured portion of the distribution on the Class A Notes in respect of the Payment Date that is due to be received on ______________ under the Indenture, is equal to $_____________, consisting of

               (A) $ ___________ in respect of interest on the Class A Notes, which is calculated as the amount by which:

                      (i) $____________, constituting the aggregate amount of accrued interest on the Class A Notes, excluding any Relief Act Shortfalls, for the Payment Date; exceeds

                      (ii) $___________, representing the amount on deposit in the Note Payment Account available for interest distributions to the Class A Notes on the Payment Date; plus

               (B) $_____________ in respect of principal of the Class A Notes other than the Class A-IO Notes, which is calculated as the amount by which

                    (i) Liquidation Loss Amounts with respect to the Mortgage Loans for the Payment Date, which total $_________, exceed

                      (ii)   the sum of

                    (x)  $___________,   representing   the   Liquidation   Loss
                         Distribution Amount for the Payment Date; and

                    (y) $____________, representing the amount of the reduction in the Overcollateralization Amount for the Payment Date.

          (2) [The amount to be paid to the Holders of the Class A Notes on the Final Payment Date, which occurs on _____________, is $____________.]

        (3) The amounts available in the Note Payment Account to be distributed on such Payment Date on the Class A Notes pursuant to the Indenture in payment of the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Note Payment Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $___________________.

        Please be advised that, accordingly, a Deficiency Amount exists for the Payment Date identified above for the Class A Notes in the amount of $__________. This Deficiency Amount constitutes an Insured Amount payable by Financial Guaranty under the Surety Bond.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Surety Bond in respect of Preference Amounts. The amount of the Preference Amount is $______________. This Preference Amount constitutes an Insured Amount payable by Financial Guaranty under the Surety Bond.]

Accordingly,  pursuant to the Indenture, this statement constitutes a notice for
payment  of  an  Insured   Amount  by  Financial   Guaranty  in  the  amount  of
$_______________ under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The  amount   requested  in  this  Notice  should  be  paid  to:   [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of _________________.


                                    __________________________________________,
                                          as Indenture Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________